*040105*

**BARBARA K. CEGAVSKE**
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**

# Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

| Filed in the office of | |
|---|---|
| Barbara K. Cegavske<br>Secretary of State<br>State of Nevada | Document Number<br>**20150565613-04** |
| | Filing Date and Time<br>**12/29/2015 10:55 AM** |
| | Entity Number<br>**E0599452015-6** |

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Corporation:** ASI AVIATION, INC.

**2. Registered Agent for Service of Process:** (check only one box)

[X] Commercial Registered Agent: REGISTERED AGENTS INC.
Name

[ ] Noncommercial Registered Agent (name and address below) ***OR*** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address: ______ City: ______ Nevada Zip Code: ______

Mailing Address (if different from street address): ______ City: ______ Nevada Zip Code: ______

**3. Authorized Stock:** (number of shares corporation is authorized to issue)

Number of shares *with par value:* 100000000 Par value per share: $ 0.00010 Number of shares *without par value:* 0

**4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) B.B. SAHAY
Name
401 RYLAND ST STE 200-A (Street Address) RENO (City) NV (State) 89502 (Zip Code)

2) ______
Name
Street Address: ______ City: ______ State: ______ Zip Code: ______

**5. Purpose:** (optional; required only if Benefit Corporation status selected)

*The purpose of the corporation shall be:* ANY LEGAL PURPOSE

**6. Benefit Corporation:** (see instructions) [ ] Yes

**7. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator)

**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.**

SECURITIES COMPLIANCE GROUP, LTD. (Name)
X SECURITIES COMPLIANCE GROUP, LTD.
**Incorporator Signature**

520 W. ROOSEVELT STE 201 (Address) WHEATON (City) IL (State) 60187 (Zip Code)

**8. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity.*

X REGISTERED AGENTS INC.
**Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity**

12/29/2015
Date

*This form must be accompanied by appropriate fees.*

# Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

***CONTINUED***

***Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators***

| | |
|---|---|
| **ENTITY NAME:** | **ASI AVIATION, INC.** |

| | |
|---|---|
| **FOREIGN NAME TRANSLATION:** | **Not Applicable** |

| | |
|---|---|
| **PURPOSE:** | **ANY LEGAL PURPOSE** |

| | |
|---|---|
| **REGISTERED AGENT NAME:** | **REGISTERED AGENTS INC.** |
| **STREET ADDRESS:** | **Not Applicable** |
| **MAILING ADDRESS:** | **Not Applicable** |

| ADDITIONAL | Par Value Stock |
|---|---|
| Number of Shares: 20000000 | |
| Par Value: 0.00010 | |

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

*180304*

# Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

**This form may be submitted by:** a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Acceptance of Appointment by Registered Agent

In the matter of ASI Aviation, Inc.

Name of Represented Business Entity

I, REGISTERED AGENTS INC. - E0354042011-8 am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

| Street Address | City | Nevada | Zip Code |
|---|---|---|---|
| | | Nevada | |

| Mailing Address (if different from street address) | City | Nevada | Zip Code |
|---|---|---|---|
| | | Nevada | |

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

| Street Address | City | Nevada | Zip Code |
|---|---|---|---|
| | | Nevada | |

| Mailing Address (if different from street address) | City | Nevada | Zip Code |
|---|---|---|---|
| | | Nevada | |

and hereby state that on 12/29/2015 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]

**Authorized Signature of R.A. or On Behalf of R.A. Company**

12/29/2015
Date

*If changing Registered Agent when reinstating, officer's signature required.

X

**Signature of Officer**

Date

SECRETARY OF STATE

STATE OF NEVADA

# CORPORATE CHARTER

I, BARBARA K. CEGAVSKE, the duly elected and qualified Nevada Secretary of State, do hereby certify that **ASI AVIATION, INC.**, did on December 29, 2015, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 29, 2015.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Electronic Filing
Certificate Number: C20151229-1443
You may verify this certificate online at **http://www.nvsos.gov/**